Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Red Mountain Resources, Inc. (the “Company”) on Form 10-Q for the quarterly period ended August 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: October 24, 2011	/s/ Alan W. Barksdale
	Name:	Alan W. Barksdale
	Title:	Chief Executive Officer (Principal Executive Officer)

Dated: October 24, 2011	/s/ John T. Hanley
	Name:	John T. Hanley
	Title:	Executive Vice President and Director of Finance (Principal Financial Officer and Principal Accounting Officer)